Exhibit 99.2

CONTACT:	Michelle L. Hards (419) 535-4636 michelle.hards@dana.com

DANA CORPORATION REPORTS INCREASED EARNINGS

TOLEDO, Ohio, Feb. 11, 2004 – Dana Corporation (NYSE: DCN) announced improved performance for the fourth-quarter and full-year 2003, and increased its dividend payment for the first quarter of 2004. Specifically:

•	Fourth-quarter net income increased to $68 million from a loss of $9 million during the same period of the prior year;

•	Full-year net income improved to $222 million from a loss of $182 million in 2002; and

•	The quarterly dividend was doubled from 6 to 12 cents per share.

“Notwithstanding the extraordinary challenges Dana faced in 2003, we continued to execute on our restructuring plan and, as a result, improved our earnings and strengthened our balance sheet,” said Dana Chairman Glen Hiner. “Building on this foundation, we begin the new year with renewed momentum, exciting programs with a diverse group of global customers, and a sharpened strategic focus.”

In a move to further refine its direction, Dana announced in December its intent to divest substantially all of its Automotive Aftermarket business unit. These operations have been re-classified as discontinued operations.

Financial Summary
(in millions, except earnings per share)

	4th Quarter		Full Year
	2003	2002	2003	2002
Net Sales
Continuing operations	$2,050	$1,790	$7,918	$7,501
Discontinued operations	473	617	2,153	2,782

Total	$2,523	$2,407	$10,071	$10,283

Net Income (Loss)
Income (loss) from continuing operations	$56	$(1)	$175	$6
Income (loss) from discontinued operations	12	(8)	47	32
Goodwill accounting change	—	—	—	(220)

Net income (loss)	$68	$(9)	$222	$(182)
Net income, excluding unusual items	$62	$32	$183	$171
Goodwill accounting change	—	—	—	(220)
October 2001 plan restructuring	—	(44)	—	(163)
Net gain on divestitures	6	3	30	30
Gain on repurchase of notes	—	—	9	—

Net income (loss)	$68	$(9)	$222	$(182)

Diluted Earnings per Share
Net Income, excluding unusual items	$0.41	$0.22	$1.23	$1.15
Net income (loss)	$0.45	$(0.06)	$1.49	$(1.22)

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Fourth-Quarter Results

Sales from continuing operations were $2.1 billion for the fourth quarter of 2003, compared to $1.8 billion during the same period last year. Sales in 2003 were favorably impacted by $132 million of foreign currency translation. The balance of the increase was due to improved heavy-truck production in North America and new business coming on stream.

Net income totaled $68 million, or 45 cents per share, compared to a loss of $9 million, or 6 cents per share, during the same period in 2002. The improvement was driven by higher sales, the effects of the company’s restructuring plan, and certain tax benefits, which more than offset higher-than-anticipated start-up costs in its structures business.

Full-Year Results

Sales from continuing operations were $7.9 billion in 2003, compared to $7.5 billion in 2002. The increase in full-year sales was largely due to foreign currency translation and new business, offset partially by lower North American vehicular production, particularly in the first half of 2003.

Net income in 2003 totaled $222 million, or $1.49 per share, compared to a loss of $182 million, or $1.22 cents per share, in 2002. Net income in 2003 included net gains from divestitures and the repurchase of debt, while net income in 2002 reflected a charge associated with the change in accounting for goodwill, restructuring costs, and net divestiture gains.

“In early 2003, lower vehicle production and softness in aftermarket business hampered our year-on-year comparisons,” said Chief Financial Officer Bob Richter. “However, improved performance in our engine and heavy vehicle units drove stronger earnings in the second half of the year. But for the effect of start-up costs in structures, we would have seen the same type of improvement from the Automotive Systems Group as well.

“We came in under our targeted working capital reduction, due in large part to a delay in receiving certain customer tooling reimbursements,” Mr. Richter added. “Nevertheless, we are pleased with the improvement in our balance sheet, which shows a substantial reduction in net debt. In fact, aided by the positive effect of currency movements and pension adjustments on net worth, our ratio of net debt-to-capital, exclusive of Dana Credit Corporation, improved to 45 percent from 57 percent a year ago.”

2004 Outlook

Commenting on the current year, Mr. Richter said the company anticipates increased sales in its key global markets: light vehicular, heavy vehicle, and off-highway. “Along with favorable market conditions, particularly in the North American heavy-truck segment, we expect to benefit more fully from our restructuring, which is now essentially complete,” he said.

“The early part of the year continues to be impacted by our product launches,” he added. “So in the near-term, we have two major objectives. First, we intend to put the structures start-ups behind us, collect the related tooling payments, and realize the significant contribution we expect from these new programs. Secondly, we will work diligently to complete the sale of our aftermarket group.

“We take pride in the efforts of our people over the last two years,” Mr. Hiner added. “We believe our significant progress in realigning and refocusing Dana, in combination with the expected upturn in our global markets, bodes well for a solid 2004 and beyond.”

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Dividend Increased to 12 Cents per Share for the First Quarter

On Feb. 10, Dana’s Board of Directors declared a dividend of 12 cents per share for the first quarter, which compares to 6 cents per share for the previous quarter. “For the second consecutive quarter, we are pleased to provide our shareholders with a sizeable dividend increase,” Mr. Hiner said. “This action is a clear expression of the Board’s confidence in Dana’s future and its strong belief that dividends are an important component of the total return that we provide to our shareholders.”

Quarterly Conference Call Scheduled Today at 10 a.m.

Dana will discuss its fourth-quarter and full-year results in a conference call at 10 a.m. (EDT) today. The call may be accessed via Dana’s web site (www.dana.com), where it will be accompanied by a slide presentation, or by dialing (800) 275-3210. Please dial into the conference five minutes prior to the call. An audio recording of this conference call will be available after 1 p.m. today. To access this recording, please dial (800) 537-8823. A webcast replay of the call will be available after 3 p.m. today and will be accessible via the Dana web site.

Dana Corporation is a global leader in the design, engineering, and manufacture of value-added products and systems for automotive, commercial, and off-highway vehicle manufacturers and their related aftermarkets. The company’s continuing operations employ approximately 45,000 people worldwide and reported 2003 sales of $7.9 billion. Founded in 1904 and based in Toledo, Ohio, Dana operates hundreds of technology, manufacturing, and customer service facilities in 30 countries.

Certain statements contained in this release constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements represent Dana’s expectations based on our current information and assumptions. Forward-looking statements are inherently subject to risks and uncertainties. Dana’s actual results could differ materially from those that are anticipated or projected due to a number of factors. These factors include national and international economic conditions; adverse effects from terrorism or hostilities; the strength of other currencies relative to the U.S. dollar; the cyclical nature of the global vehicular industry; changes in business relationships with our major customers and in the timing, size and continuation of their and our programs; the ability of our customers and suppliers to achieve their projected sales and production levels; competitive pressures on our sales and pricing; increases in production or material costs that cannot be recouped in product pricing; the continued success of our cost reduction and cash management programs and of our long-term transformation strategy for the company; the success and timing of the contemplated divestiture of the Automotive Aftermarket business unit; and other factors set out in our public filings with the Securities and Exchange Commission. Dana does not undertake to update any forward-looking statements in this release.

# # #

3

Dana Corporation
Condensed Statement of Income (Unaudited)
(in millions, except per share amounts)

	Three Months Ended December 31
	2003	2002
Net sales	$2,050	$1,790
Revenue from lease financing and other income	36	19

	2,086	1,809

Costs and expenses
Cost of sales	1,870	1,638
Selling, general and administrative expenses	128	141
Restructuring charges	5	68
Interest expense	52	62

	2,055	1,909

Income (loss) before income taxes	31	(100)
Income tax benefit	15	85
Minority interest	(3)	(2)
Equity in earnings of affiliates	13	16

Income (loss) from continuing operations	56	(1)
Income (loss) from discontinued operations	12	(8)

Net income (loss)	$68	$(9)

Basic earnings (loss) per share
Income (loss) from continuing operations	$0.37	$(0.01)
Income (loss) from discontinued operations	0.08	(0.05)

Net income (loss)	$0.45	$(0.06)

Diluted earnings (loss) per share
Income (loss) from continuing operations	$0.37	$(0.01)
Income (loss) from discontinued operations	0.08	(0.05)

Net income (loss)	$0.45	$(0.06)

Average shares outstanding -
For Basic EPS	148	148
For Diluted EPS	150	149

Dana Corporation
Condensed Statement of Income (Unaudited)
(in millions, except per share amounts)

	Year Ended December 31
	2003	2002
Net sales	$7,918	$7,501
Revenue from lease financing and other income	149	188

	8,067	7,689

Costs and expenses
Cost of sales	7,245	6,804
Selling, general and administrative expenses	520	582
Restructuring charges		158
Interest expense	221	259

	7,986	7,803

Income (loss) before income taxes	81	(114)
Income tax benefit	49	78
Minority interest	(7)	(13)
Equity in earnings of affiliates	52	55

Income from continuing operations before effect of change in accounting	175	6
Income from discontinued operations	47	32

Income before effect of change in accounting	222	38
Effect of change in accounting		(220)

Net income (loss)	$222	$(182)

Basic earnings (loss) per share
Income from continuing operations before effect of change in accounting	$1.17	$0.04
Income from discontinued operations	0.32	0.22
Effect of change in accounting		(1.49)

Net income (loss)	$1.49	$(1.23)

Diluted earnings (loss) per share
Income from continuing operations before effect of change in accounting	$1.17	$0.04
Income from discontinued operations	0.32	0.22
Effect of change in accounting		(1.48)

Net income (loss)	$1.49	$(1.22)

Average shares outstanding -
For Basic EPS	148	148
For Diluted EPS	149	149

Dana Corporation
Condensed Balance Sheet (Unaudited)
(in millions)

	December 31	December 31
	2003	2002
Assets
Current assets
Cash and cash equivalents	$731	$571
Accounts receivable
Trade	1,048	1,348
Other	326	320
Inventories	743	1,116
Discontinued operations	1,254	177
Other current assets	431	586

Total current assets	4,533	4,118
Investment in leases	622	827
Investments and other assets	2,252	2,052
Property, plant and equipment, net	2,210	2,556

Total assets	$9,617	$9,553

Liabilities and Shareholders’ Equity
Current liabilities
Notes payable	$493	$287
Accounts payable	1,076	1,004
Discontinued operations	307	68
Other current liabilities	1,089	1,465

Total current liabilities	2,965	2,824
Long-term debt	2,605	3,215
Deferred employee benefits and other noncurrent liabilities	1,901	1,925
Minority interest	96	107
Shareholders’ equity	2,050	1,482

Total liabilities and shareholders’ equity	$9,617	$9,553

Dana Corporation
Condensed Statement of Cash Flows (Unaudited)
(in millions)

	Three Months Ended December 31
	2003	2002
Net income (loss)	$68	$(9)
Depreciation and amortization	100	118
Asset impairment	3	69
Gain on divestitures, asset sales and note repurchases	(18)	(18)
Working capital decrease	105	61
Other	(8)	(60)

Net cash flows — operating activities	250	161

Purchases of property, plant and equipment	(90)	(125)
Payments received on leases	5	(7)
Net loan repayments from customers	2	2
Divestitures		271
Asset sales	76	282
Other	14	35

Net cash flows — investing activities	7	458

Net change in short-term debt	(104)	(274)
Payments on long-term debt	(47)	(215)
Dividends paid	(9)	(1)
Other	1	(3)

Net cash flows — financing activities	(159)	(493)

Net change in cash and cash equivalents	98	126
Net change in cash — discontinued operations	(3)	(2)
Cash and cash equivalents — beginning of period	636	447

Cash and cash equivalents — end of period	$731	$571

Dana Corporation
Condensed Statement of Cash Flows (Unaudited)
(in millions)

	Year Ended December 31
	2003	2002
Net income (loss)	$222	$(182)
Depreciation and amortization	394	478
Asset impairment	21	114
Change in accounting for goodwill		220
Gain on divestitures, asset sales and note repurchases	(47)	(53)
Working capital decrease (increase)	(212)	50
Other	(43)	(106)

Net cash flows — operating activities	335	521

Purchases of property, plant and equipment	(305)	(375)
Payments received on leases	26	39
Net loan repayments from customers	14	20
Acquisitions		(31)
Divestitures	145	506
Asset sales	282	349
Other	47	17

Net cash flows — investing activities	209	525

Net change in short-term debt	(113)	(556)
Proceeds from long-term debt		285
Payments on and repurchases of long-term debt	(272)	(467)
Dividends paid	(14)	(6)
Other	17	72

Net cash flows — financing activities	(382)	(672)

Net change in cash and cash equivalents	162	374
Net change in cash — discontinued operations	(2)	(2)
Cash and cash equivalents — beginning of period	571	199

Cash and cash equivalents — end of period	$731	$571

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Condensed Statement of Income (Unaudited)
(in millions)

	Three Months Ended December 31
	2003	2002
Net sales	$2,050	$1,790
Other income	18	12

	2,068	1,802

Costs and expenses
Cost of sales	1,883	1,655
Selling, general and administrative expenses	107	107
Restructuring charges	5	68
Interest expense	38	42

	2,033	1,872

Income (loss) before income taxes	35	(70)
Income tax benefit	2	45
Minority interest	(3)	(2)
Equity in earnings of affiliates	22	26

Income (loss) from continuing operations	56	(1)
Income (loss) from discontinued operations	12	(8)

Net income (loss)	$68	$(9)

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Condensed Statement of Income (Unaudited)
(in millions)

	Year Ended December 31
	2003	2002
Net sales	$7,918	$7,501
Other income	91	57

	8,009	7,558

Costs and expenses
Cost of sales	7,293	6,867
Selling, general and administrative expenses	447	467
Restructuring charges		158
Interest expense	160	175

	7,900	7,667

Income (loss) before income taxes	109	(109)
Income tax benefit (expense)	(20)	31
Minority interest	(7)	(13)
Equity in earnings of affiliates	93	97

Income from continuing operations before effect of change in accounting	175	6
Income from discontinued operations	47	32

Income before effect of change in accounting	222	38
Effect of change in accounting		(220)

Net income (loss)	$222	$(182)

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Condensed Balance Sheet (Unaudited)
(in millions)

	December 31	December 31
	2003	2002
Assets
Current assets
Cash and cash equivalents	$664	$551
Accounts receivable
Trade	1,048	1,348
Other	300	209
Inventories	743	1,116
Discontinued operations	1,254	177
Other current assets	399	539

Total current assets	4,408	3,940
Investments and other assets	2,580	2,375
Property, plant and equipment, net	2,014	2,253

Total assets	$9,002	$8,568

Liabilities and Shareholders’ Equity
Current liabilities
Notes payable	$260	$53
Accounts payable	1,076	1,004
Discontinued operations	307	68
Other current liabilities	1,235	1,487

Total current liabilities	2,878	2,612
Long-term debt	2,087	2,462
Deferred employee benefits and other noncurrent liabilities	1,893	1,906
Minority interest	94	106
Shareholders’ equity	2,050	1,482

Total liabilities and shareholders’ equity	$9,002	$8,568

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Cash Flow Impact on Net Debt (Unaudited)
(in millions)

	Three Months Ended December 31
	2003	2002
Sources
Net income	$68	$(9)
Depreciation	88	96
Divestitures and non-restructuring asset sales	25	345
Working capital decrease (increase)	147	294

	328	726

Uses
Capital spend	(86)	(60)
Dividends	(9)	(1)
Net changes in other accounts	14	(245)

	(81)	(306)

October 2001 restructuring cash impact
After-tax charges		44
Cash payments	(44)	(92)
Proceeds from asset sales	21	77

	(23)	29

Cash change in net debt	$224	$449

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Cash Flow Impact on Net Debt (Unaudited)
(in millions)

	Year Ended December 31
	2003	2002
Sources
Net income (loss)	$222	$(182)
Change in accounting for goodwill		220

Net income before goodwill change	222	38
Depreciation	337	387
Divestitures and non-restructuring asset sales	177	398
Working capital decrease (increase)	(72)	279

	664	1,102

Uses
Capital spend	(295)	(246)
Dividends	(14)	(6)
Acquisitions		(31)
Net changes in other accounts	(5)	(190)

	(314)	(473)

October 2001 restructuring cash impact
After-tax charges		163
Cash payments	(136)	(200)
Proceeds from asset sales	58	100

	(78)	63

Cash change in net debt	$272	$692

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)

	Three Months Ended December 31, 2003
	Dana
	with DCC on			Elimination	Dana
	Equity Basis	DCC		Entries	Consolidated
Net sales	$2,050	$		$	$2,050
Other income	18		34	(16)	36

	2,068		34	(16)	2,086

Costs and expenses
Cost of sales	1,883			(13)	1,870
Selling, general and administrative expenses	107		24	(3)	128
Restructuring charges	5				5
Interest expense	38		14		52

	2,033		38	(16)	2,055

Income (loss) before income taxes	35		(4)	—	31
Income tax benefit (expense)	2		13		15
Minority interest	(3)				(3)
Equity in earnings of affiliates	22		4	(13)	13

Income from continuing operations	56		13	(13)	56
Income from discontinued operations	12				12

Net income	$68		$13	$(13)	$68

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)

	Year Ended December 31, 2003
	Dana
	with DCC on			Elimination	Dana
	Equity Basis	DCC		Entries	Consolidated
Net sales	$7,918	$		$	$7,918
Other income	91		134	(76)	149

	8,009		134	(76)	8,067

Costs and expenses
Cost of sales	7,293			(48)	7,245
Selling, general and administrative expenses	447		101	(28)	520
Interest expense	160		61		221

	7,900		162	(76)	7,986

Income (loss) before income taxes	109		(28)	—	81
Income tax benefit (expense)	(20)		69		49
Minority interest	(7)				(7)
Equity in earnings of affiliates	93		20	(61)	52

Income from continuing operations	175		61	(61)	175
Loss from discontinued operations	47				47

Net income	$222		$61	$(61)	$222

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)

	Three Months Ended December 31, 2002
	Dana
	with DCC on			Elimination	Dana
	Equity Basis	DCC		Entries	Consolidated
Net sales	$1,790	$		$	$1,790
Other income	12		22	(15)	19

	1,802		22	(15)	1,809

Costs and expenses
Cost of sales	1,655			(17)	1,638
Selling, general and administrative
expenses	107		42	(8)	141
Restructuring charges	68				68
Interest expense	42		20		62

	1,872		62	(25)	1,909

Income (loss) before income taxes	(70)		(40)	10	(100)
Income tax benefit (expense)	45		44	(4)	85
Minority interest	(2)				(2)
Equity in earnings of affiliates	26		5	(15)	16

Income (loss) from continuing operations	(1)		9	(9)	(1)
Loss from discontinued operations	(8)				(8)

Net loss	$(9)		$9	$(9)	$(9)

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)

	Year Ended December 31, 2002
	Dana
	with DCC on			Elimination	Dana
	Equity Basis	DCC		Entries	Consolidated
Net sales	$7,501	$		$	$7,501
Other income	57		241	(110)	188

	7,558		241	(110)	7,689

Costs and expenses
Cost of sales	6,867			(63)	6,804
Selling, general and administrative expenses	467		162	(47)	582
Restructuring charges	158				158
Interest expense	175		84		259

	7,667		246	(110)	7,803

Loss before income taxes	(109)		(5)	—	(114)
Income tax benefit (expense)	31		47		78
Minority interest	(13)				(13)
Equity in earnings of affiliates	97		23	(65)	55

Income from continuing operations	6		65	(65)	6
Income from discontinued operations	32				32

Income before effect of change in accounting	38		65	(65)	38
Effect of change in accounting	(220)				(220)

Net income (loss)	$(182)		$65	$(65)	$(182)

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Balance Sheet (Unaudited)
(in millions)

	December 31, 2003
	Dana
	with DCC on		Elimination		Dana
	Equity Basis	DCC	Entries		Consolidated
Assets
Current assets
Cash and cash equivalents	$664	$67	$		$731
Accounts receivable
Trade	1,048				1,048
Other	300	26			326
Inventories	743				743
Discontinued operations	1,254				1,254
Other current assets	399	212		(180)	431

Total current assets	4,408	305		(180)	4,533

Property, plant and equipment, net	2,014	16		180	2,210
Investment in leases		802		(180)	622
Investments and other assets	2,580	559		(887)	2,252

Total assets	$9,002	$1,682		$(1,067)	$9,617

Liabilities and Shareholders’ Equity
Current liabilities
Notes payable	$260	$233	$		$493
Accounts payable	1,076				1,076
Discontinued operations	307				307
Other current liabilities	1,235	34		(180)	1,089

Total current liabilities	2,878	267		(180)	2,965

Long-term debt	2,087	518			2,605
Deferred employee benefits and other noncurrent liabilities	1,893	604		(596)	1,901
Minority interest	94	2			96
Shareholders’ equity	2,050	291		(291)	2,050

Total liabilities and shareholders’ equity	$9,002	$1,682		$(1,067)	$9,617

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Balance Sheet (Unaudited)
(in millions)

	December 31, 2002
	Dana
	with DCC on		Elimination		Dana
	Equity Basis	DCC	Entries		Consolidated
Assets
Current assets
Cash and cash equivalents	$551	$20	$		$571
Accounts receivable
Trade	1,348				1,348
Other	209	111			320
Inventories	1,116				1,116
Discontinued operations	177				177
Other current assets	539	105		(58)	586

Total current assets	3,940	236		(58)	4,118

Property, plant and equipment, net	2,253	39		264	2,556
Investment in leases		1,091		(264)	827
Investments and other assets	2,375	569		(892)	2,052

Total assets	$8,568	$1,935		$(950)	$9,553

Liabilities and Shareholders’ Equity
Current liabilities
Notes payable	$53	$234	$		$287
Accounts payable	1,004				1,004
Discontinued operations	68				68
Other current liabilities	1,487	37		(59)	1,465

Total current liabilities	2,612	271		(59)	2,824

Long-term debt	2,462	753			3,215
Deferred employee benefits and other noncurrent liabilities	1,906	639		(620)	1,925
Minority interest	106	1			107
Shareholders’ equity	1,482	271		(271)	1,482

Total liabilities and
shareholders’ equity	$8,568	$1,935		$(950)	$9,553

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Consolidating Cash Flow Impact on Net Debt (Unaudited)
(in millions)

	Three Months Ended December 31, 2003
	Dana
	with DCC on		Elimination	Dana
	Equity Basis	DCC	Entries	Consolidated
Sources
Net income	$68	$13	$(13)	$68
Depreciation	88	12		100
Asset sales (non-restructuring)	25	42	(12)	55
Working capital decrease (increase)	147	11	(9)	149

	328	78	(34)	372

Uses
Capital spend	(86)	(3)	(1)	(90)
Dividends	(9)	(50)	50	(9)
Net changes in other accounts	14	(8)	(15)	(9)

	(81)	(61)	34	(108)

October 2001 restructuring cash impact
Cash payments	(44)			(44)
Proceeds from asset sales	21			21

	(23)	—	—	(23)

Cash change in net debt	$224	$17	$—	$241

Analysis of components of increase (decrease) in net debt:
Net change in short-term debt	$(99)	$(5)	$	$(104)
Net payments on long-term debt	(8)	(31)		(39)
Change in cash — continuing operations	(115)			(115)
Change in cash — discontinued operations	(2)	19		17

Cash change in net debt	(224)	(17)	—	(241)
Non-cash changes in net debt	8	(1)		7

Total change in net debt	$(216)	$(18)	$—	$(234)

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

Dana Corporation
Consolidating Cash Flow Impact on Net Debt (Unaudited)
(in millions)

	Year Ended December 31, 2003
	Dana
	with DCC on		Elimination	Dana
	Equity Basis	DCC	Entries	Consolidated
Sources
Net income	$222	$61	$(61)	$222
Depreciation	337	57		394
Divestitures and non-restructuring asset sales	177	209	(17)	369
Working capital decrease (increase)	(72)	3	(7)	(76)

	664	330	(85)	909

Uses
Capital spend	(295)	(12)	2	(305)
Dividends	(14)	(50)	50	(14)
Net changes in other accounts	(5)	(19)	33	9

	(314)	(81)	85	(310)

October 2001 restructuring cash impact
Cash payments	(136)			(136)
Proceeds from asset sales	58			58

	(78)	—	—	(78)

Cash change in net debt	$272	$249	$—	$521

Analysis of components of increase (decrease) in net debt:
Net change in short-term debt	$(12)	$(101)	$	$(113)
Repurchases of long-term debt	(140)			(140)
Proceeds from swap settlement	18			18
Net payments on long-term debt	(23)	(101)		(124)
Change in cash — continuing operations	(113)	(47)		(160)
Change in cash — discontinued operations	(2)			(2)

Cash change in net debt	(272)	(249)	—	(521)
Non-cash changes in net debt	(9)	(34)		(43)

Total change in net debt	$(281)	$(283)	$—	$(564)

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

Dana Corporation
Consolidating Cash Flow Impact on Net Debt (Unaudited)
(in millions)

	Three Months Ended December 31, 2002
	Dana
	with DCC on		Elimination	Dana
	Equity Basis	DCC	Entries	Consolidated
Sources
Net loss	$(9)	$(9)	$9	$(9)
Depreciation	96	22		118
Divestitures and non-restructuring asset sales	345	131		476
Working capital decrease (increase)	294	(1)	1	294

	726	143	10	879

Uses
Capital spend	(60)	(5)	(60)	(125)
Dividends	(1)			(1)
Acquisitions	—			—
Net changes in other accounts	(245)	25	50	(170)

	(306)	20	(10)	(296)

October 2001 restructuring cash impact
After-tax charges	44			44
Cash payments	(92)			(92)
Proceeds from asset sales	77			77

	29	—	—	29

Cash change in net debt	$449	$163	$—	$612

Analysis of components of increase (decrease) in net debt:
Net change in short-term debt	$(249)	$(37)	$	$(286)
Payments on long-term debt	(20)	(180)		(200)
Change in cash	(180)	54		(126)

Cash change in net debt	(449)	(163)	—	(612)
Non-cash changes in net debt	26	(13)		13

Total change in net debt	$(423)	$(176)	$—	$(599)

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

Dana Corporation
Consolidating Cash Flow Impact on Net Debt (Unaudited)
(in millions)

	Year Ended December 31, 2002
	Dana
	with DCC on		Elimination	Dana
	Equity Basis	DCC	Entries	Consolidated
Sources
Net income (loss)	$(182)	$47	$(47)	$(182)
Change in accounting for goodwill	220			220

Net income before goodwill change	38	47	(47)	38
Depreciation	387	91		478
Divestitures and non-restructuring asset sales	398	357		755
Working capital decrease (increase)	279	(15)	8	272

	1,102	480	(39)	1,543

Uses
Capital spend	(246)	(60)	(69)	(375)
Dividends	(6)			(6)
Acquisitions	(31)			(31)
Net changes in other accounts	(190)	(72)	108	(154)

	(473)	(132)	39	(566)

October 2001 restructuring cash impact
After-tax charges	163			163
Cash payments	(200)			(200)
Proceeds from asset sales	100			100

	63	—	—	63

Cash change in net debt	$692	$348	$—	$1,040

Analysis of components of increase (decrease) in net debt:
Net change in short-term debt	$(456)	$(100)	$	$(556)
Proceeds from long-term debt	250	35		285
Proceeds from swap termination	72			72
Payments on long-term debt	(187)	(280)		(467)
Change in cash	(371)	(3)		(374)

Cash change in net debt	(692)	(348)	—	(1,040)
Non-cash changes in net debt	66	(24)		42

Total change in net debt	$(626)	$(372)	$—	$(998)

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

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Investor Relations
Dana Corporation
Quarterly Financial Information (Unaudited)
For Twelve Months Ended December 31, 2003
(in millions)

			Inter-
	External Sales		Segment Sales		EBIT		Operating PAT		Net Profit		Net Assets
	03	02	03	02	03	02	03	02	03	02	03	02
Automotive Systems Group	$3,777	$3,526	$126	$103	$204	$203	$155	$157	$71	$74	$1,931	$1,743
Engine and Fluid Management Group	2,150	2,119	35	38	134	112	87	73	40	25	1,096	1,051
Heavy Vehicle Technologies and Systems Group	1,924	1,797	75	92	130	102	79	63	27	14	610	629
Dana Commercial Credit							21	26	21	26	291	271
Other	67	59	6	638	(220)	(198)	(211)	(236)	(28)	(56)	13	(43)

Continuing Operations	7,918	7,501	242	871	248	219	131	83	131	83	3,941	3,651
Discontinued Operations					90	157	52	88	52	88
Unusual Items Excluded from Performance Measurement					(1)	(246)	39	(133)	39	(133)
Effect of change in Accounting								(220)		(220)

Consolidated	$7,918	$7,501	$242	$871	$337	$130	$222	$(182)	$222	$(182)	$3,941	$3,651

North America	$5,473	$5,516	$88	$96	$245	$300	$155	$188	$35	$63	$2,187	$2,185
Europe	1,455	1,233	81	72	106	49	84	50	50	21	1,137	984
South America	441	361	165	156	70	52	43	32	33	24	284	255
Asia Pacific	549	391	3	2	47	19	30	13	15	1	159	149
Dana Commercial Credit							21	26	21	26	291	271
Other					(220)	(201)	(202)	(226)	(23)	(52)	(117)	(193)

Continuing Operations	7,918	7,501	337	326	248	219	131	83	131	83	3,941	3,651
Discontinued Operations					90	157	52	88	52	88
Unusual Items Excluded from Performance Measurement					(1)	(246)	39	(133)	39	(133)
Effect of change in Accounting								(220)		(220)

Consolidated	$7,918	$7,501	$337	$326	$337	$130	$222	$(182)	$222	$(182)	$3,941	$3,651

Information for Discontinued Operations	2,153	2,782	14	47							913	961

The performance and net assets of Clevite are now included in EFMG.

See Notes 20 and 21 in Dana’s 2002 Annual Report for further information (WWW.Dana.Com)

FOR MORE INFORMATION
(WWW.Dana.Com) — Dial-For-Dana U.S. or Canada 800-537-8823; OH 800-472-8810
E-Mail Michelle.Hards@Dana.com or Karen.Crawford@Dana.Com
Dana Investor Relations 419-535-4635

Investor Relations
Dana Corporation
Quarterly Financial Information (Unaudited)
Q4 — 2003
(in millions)

			Inter-
	External Sales		Segment Sales		EBIT		Operating PAT		Net Profit		Net Assets
	03	02	03	02	03	02	03	02	03	02	03	02
Automotive Systems Group	$1,004	$872	$31	$34	$49	$50	$39	$41	$17	$21	$1,931	$1,743
Engine and Fluid Management Group	527	487	9	9	43	24	27	15	16	4	1,096	1,051
Heavy Vehicle Technologies and Systems Group	499	419	17	18	36	16	22	10	9	(1)	610	629
Dana Commercial Credit							4	3	4	3	291	271
Other	20	12	2	141	(56)	(47)	(44)	(50)	2	(8)	13	(43)

Continuing Operations	2,050	1,790	59	202	72	43	48	19	48	19	3,941	3,651
Discontinued Operations					19	32	14	13	14	13
Unusual Items Excluded from Performance Measurement					(5)	(88)	6	(41)	6	(41)
Effect of change in Accounting

Consolidated	$2,050	$1,790	$59	$202	$86	$(13)	$68	$(9)	$68	$(9)	$3,941	$3,651

North America	$1,388	$1,279	$23	$24	$80	$67	$47	$43	$14	$16	$2,187	$2,185
Europe	381	313	21	17	27	5	23	11	14	4	1,137	984
South America	126	82	43	30	23	5	14	3	11	1	284	255
Asia Pacific	155	116	1	1	10	7	7	5	2	2	159	149
Dana Commercial Credit							4	3	4	3	291	271
Other					(68)	(41)	(47)	(46)	3	(7)	(117)	(193)

Continuing Operations	2,050	1,790	88	72	72	43	48	19	48	19	3,941	3,651
Discontinued Operations					19	32	14	13	14	13
Unusual Items Excluded from Performance Measurement					(5)	(88)	6	(41)	6	(41)
Effect of change in Accounting

Consolidated	$2,050	$1,790	$88	$72	$86	$(13)	$68	$(9)	$68	$(9)	$3,941	$3,651

Information for Discontinued Operations	473	617	3	5							913	961

The performance and net assets of Clevite are now included in EFMG.

See Notes 20 and 21 in Dana’s 2002 Annual Report for further information (WWW.Dana.Com)

FOR MORE INFORMATION
(WWW.Dana.Com) - Dial-For-Dana U.S. or Canada 800-537-8823; OH 800-472-8810
E-Mail Michelle.Hards@Dana.com or Karen.Crawford@Dana.Com
Dana Investor Relations 419-535-4635

Dana Corporation

Reconciliation of Net Debt with DCC on an Equity Basis
To Net Debt Presented on a Fully Consolidated Basis (Unaudited)

	December 31	March 31	June 30	September 30	December 31
(Dollar amounts in Millions)	2000	2001	2001	2001	2001
Dana, with DCC on an Equity Basis:
Short-term debt	$1,307	$1,535	$1,542	$750	$617
Long-term debt	1,574	1,369	1,428	2,201	2,155

Borrowings, with DCC on an equity basis	2,881	2,904	2,970	2,951	2,772
DCC borrowings	1,714	1,629	1,519	1,499	1,356

Consolidated borrowings	4,595	4,533	4,489	4,450	4,128
Cash, with DCC on an equity basis	149	136	146	186	182
DCC cash	29	14	7	41	17

Consolidated cash	178	150	153	227	199

Net debt, DCC on an equity basis	2,732	2,768	2,824	2,765	2,590

Net debt fully consolidated basis	4,417	4,383	4,336	4,223	3,929

Equity	2,628	2,439	2,380	2,367	1,958

Net debt / Capital — DCC on an equity basis	51.0%	53.2%	54.3%	53.9%	56.9%

Net debt / Capital — Fully consolidated basis	62.7%	64.2%	64.6%	64.1%	66.7%

	March 31	June 30	September 30	December 31
	2002	2002	2002	2002
Dana, with DCC on an Equity Basis:
Short-term debt	$454	$370	$276	$53
Long-term debt	2,364	2,432	2,484	2,462

Borrowings, with DCC on an equity basis	2,818	2,802	2,760	2,515
DCC borrowings	1,323	1,233	1,216	987

Consolidated borrowings	4,141	4,035	3,976	3,502
Cash, with DCC on an equity basis	255	301	373	551
DCC cash	20	17	74	20

Consolidated cash	275	318	447	571

Net debt, DCC on an equity basis	2,563	2,501	2,387	1,964

Net debt fully consolidated basis	3,866	3,717	3,529	2,931

Equity	1,625	1,749	1,673	1,482

Net debt / Capital — DCC on an equity basis	61.2%	58.8%	58.8%	57.0%

Net debt / Capital — Fully consolidated basis	70.4%	68.0%	67.8%	66.4%

Dana Corporation

Reconciliation of Net Debt with DCC on an Equity Basis
To Net Debt Presented on a Fully Consolidated Basis (Unaudited)

	March 31	June 30	September 30	December 31
(Dollar amounts in Millions)	2003	2003	2003	2003
Dana, with DCC on an Equity Basis:
Short-term debt	$437	$283	$359	$260
Long-term debt	2,207	2,263	2,090	2,087

Borrowings, with DCC on an equity basis	2,644	2,546	2,449	2,347
DCC borrowings	911	841	788	751

Consolidated borrowings	3,555	3,387	3,237	3,098
Cash, with DCC on an equity basis	506	546	550	664
DCC cash	42	85	86	67

Consolidated cash	548	631	636	731

Net debt, DCC on an equity basis	2,138	2,000	1,899	1,683

Net debt fully consolidated basis	3,007	2,756	2,601	2,367

Equity	1,586	1,785	1,850	2,050

Net debt / Capital — DCC on an equity basis	57.4%	52.8%	50.7%	45.1%

Net debt / Capital — Fully consolidated basis	65.5%	60.7%	58.4%	53.6%